EXHIBIT 10.29

                      DEVELOPMENT AND LICENSE AGREEMENT

  This Development & License Agreement (this "Agreement") is entered into and effective as of November __, 1998 (the "Effective Date") by and between Microsoft Corporation, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("Microsoft") and Navitel Communications, Inc., a California corporation located at 545 Middlefield Road, Suite 210, Menlo Park, CA 94025 ("Navitel"). The Agreement supersedes that certain Joint Development & License Agreement entered into by Microsoft and Navitel dated July 9,1997 and that certain Amendment Number 1 to Joint Development & License Agreement entered into by Microsoft and Navitel dated January 23, 1998 (collectively, the "Original Agreement").

                                  RECITALS

       A. Pursuant to the Original Agreement, Navitel and Microsoft agreed to develop a software product which combines extensions to the Windows CE operating system and applications software for an Internet-enabled telephone (as defined below "Hermes").

       B. Navitel and Microsoft wish to terminate the Original Agreement, restructure their relationship, and clarify ownership of the technology developed under the Original Agreement.

       D. Microsoft desires to have Navitel provide certain development, support and testing services in connection with Hermes and with Microsoft's software platform known as "Windows CE," and Navitel desires to provide such services to Microsoft.

       E. Microsoft and Navitel intend that this Agreement supersede the Original Agreement and serve as a master agreement establishing the basic terms and conditions under which Navitel will undertake particular development and testing projects for Microsoft.

                                  AGREEMENT


  1.   TERMINATION OF THE ORIGINAL AGREEMENT

       The parties agree that the Original  Agreement is terminated in  its
       entirety as of the  Effective Date.   This Agreement supersedes  all
       terms and conditions of the Original Agreement.

  2.   DEFINITIONS

       For the purposes of this Agreement, the following terms shall have the following meanings:

  2.1 "Approved Expense(s)" shall mean those reasonable and necessary costs and expenses incurred by Navitel in performing work under this Agreement that are identified as subject to reimbursement by Microsoft in a Work Plan or an amendment thereto.
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  2.2  "Confidential  Information"  shall  mean:    (i) any  trade  secrets
       relating to either party's product plans, designs, costs, prices and names, finances, marketing plans, business opportunities, personnel, research development or know-how; (ii) any information designated by the disclosing party as confidential in writing or, if disclosed orally, identified at the time of disclosure as being confidential, or which, under the circumstances surrounding disclosure, ought to be treated as confidential; and (iii) the terms and conditions of
       this  Agreement.    "Confidential  Information"  shall  not  include
       information that: (i) is or becomes generally known or available by publication or otherwise through no fault of the receiving party;
       (ii) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction;
       (iii) is independently  developed  by  the  receiving  party;  ;  or
       (iv) is made generally available by the disclosing party without restriction on disclosure.

  2.3  "Contractor Agreement"  shall  have  the meaning  given  in  Section
       5.7.1.

  2.4 "Deliverables" shall mean the items identified as deliverables, to be delivered by Navitel to Microsoft, as more fully described in a Work Plan.

  2.5 "Derivative Technology" shall mean: (I) for copyrightable or copyrighted material, any localization, translation (including translation into other computer languages), portation, modification, correction, addition, extension, upgrade, improvement, compilation, abridgment, or other form in which an existing work may be recast, transformed or adapted; (ii) for patentable or patented material, any improvement thereon; and (iii) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected by copyright, patent and/or trade secret.

  2.6 "Error(s)" shall mean defect(s) in a Deliverable which causes a Severity Level 1,2, 3 or 4 error, as such errors are defined in Exhibit B or as specified in a Work Plan.

  2.7 "Hermes" shall mean Microsoft's software product for Internet-enabled telephone devices whose primary purpose is to provide voice communications for the end-user, which software product consists of a version of Windows CE and the Hermes Applications.

  2.8 "Hermes Applications" shall mean the detailed specifications of design, functionality and technical implementation for Hermes and other agreed-upon deliverables, as well as specific acceptance criteria therefor.

  2.9 "Hermes Specifications" shall mean the detailed specifications of design, functionality and technical implementation for Hermes and other agreed-upon Deliverables, as well as specific acceptance criteria therefor.

  2.10 "Hermes Technology" shall mean all Intellectual Property relating to Hermes developed under or covered by the Original Agreement, other than the Pre-Existing Technology, including, but not limited to, the Hermes Applications, Hermes Telephone Card Design, Hermes
       Specifications, Test Plan, User Education Plan, and the Hermes project schedule.

  2.11 "Hermes Telephony Card Design" shall mean the hardware design created for the D9000/ODO platform to provide telephony services for Hermes. The design includes block diagrams, layout, schematics, and Printed Circuit Board layout, and support for the line interface, modem, digital answering machine, hook-switch, speaker phone, and other functionality required by the reference documentation and specifications.

  2.12 "Intellectual Property" shall mean any copyrights, patents (including patent improvements), patent applications, patent rights, trade secrets, or other intellectual property rights (but not trademarks, trade names or service marks) under applicable law.

  2.13 "Microsoft Internal Reference Number" shall mean a unique number that may be assigned by Microsoft to each general project undertaken by Navitel hereunder pursuant to the applicable Work Plan, which number shall be used to track and record the hours worked by each Navitel employee assigned to such Work Plan.

  2.14 "Microsoft Materials" shall have the meaning designated in the applicable Work Plan.

  2.15 "Navitel HermesTechnology" shall mean that portion of the Hermes Technology assigned by Navitel to Microsoft pursuant to Sections 3.2, 3.3 and 3.4 below.

  2.16 "Original Agreement" shall mean the Joint Development & License Agreement executed by Microsoft and Navitel on July 9, 1997, as amended by the Amendment Number 1 to Joint Development & License Agreement entered into by Microsoft and Navitel dated January 23, 1998.

  2.17 "Personnel Rate Schedule" shall mean that document attached to and made a part of this Agreement as Exhibit D, setting forth the hourly rates at which Microsoft shall pay Navitel for Services under this Agreement.

  2.18 "Pre-Existing Technology" shall mean the Intellectual Property in and to the Technology described on Exhibit C, attached hereto, developed by Navitel prior to the execution of the Original
       Agreement and not, in any way, used or referred to in the development of the Hermes Technology.

  2.19 "Schedule" shall mean the schedule for completion of the Services and delivery of the Deliverables contained in a Work Plan.

  2.20 "Services" shall mean the design and development of the Work in accordance with a Work Plan and Specifications.

  2.21 "Specifications" means the specifications for the Services, as more fully described in the applicable Work Plan.

  2.22 "Technology" shall mean computer code in object or source code form, plans, specifications, schemataics, ideas, know-how, techniques or any other technology.

  2.23 "Test Hardware" shall mean all of the hardware provided to Navitel by Microsoft, or on behalf of Microsoft, for the limited purpose of testing and developing the Work pursuant to a Work Plan and this Agreement.

  2.24 "Test Plan" shall mean the documentation which defines the requirements for testing specific functionalities of the Hermes software deliverables to ensure that they meet the Hermes Specifications, and lists and defines the tests that must be done to ensure that a tested functionality is covered completely.

  2.25 "User Education Plan" shall mean the documentation that outlines (schedules) the prototyping and usability testing for verification of the model for user assistance, including printed and electronic documentation, on-screen help dialogs and text, and localization strategy.

  2.26 "Windows CE" shall mean the Microsoft software platform known as MicrosoftR WindowsR CE.

  2.27 "Work" shall mean the work completed by Navitel for Microsoft, as more fully described in the Specifications.

  2.28 "Work Plan" means a detailed description of Services to be performed by Navitel, including cost, delivery dates and Specifications. Services shall be detailed in a separate Work Plan. Work Plans shall be in the form attached hereto as Exhibit A, and shall be signed by both parties, consecutively numbered (i.e. Work Plan A-1, A-2, A-3, etc.) and attached to and made a part of this Agreement.

  3.   HERMES TECHNOLOGY.

  3.1  Ownership.    Microsoft shall  own all Hermes Technology,  including
       but not limited to, all Hermes Technology developed by Navitel or any third parties on behalf of Navitel.

  3.2  Assignment.  Navitel hereby assigns to  Microsoft all of its  right,
       title  and  interest  in  and  to  the  Hermes  Technology.     Such
       assignments include, without limitation, the following:

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

       3.2.1 *** that Navitel may possess or acquire in the Hermes Technology and *** and equivalent rights in the Hermes Technology ***, including all renewals and extensions of such rights that may be secured under the laws now or hereafter in force and effect in the United States of America or in any other country or countries;

       3.2.2 *** rights in and to the *** Hermes Technology or developed in the course of Navitel's creation of the Hermes Technology, including but not limited to *** regardless of whether or not legal protection for the Hermes Technology is sought;

       3.2.3 The right to prepare Derivative Technology of the Hermes Technology with exclusive rights to authorize others to do the same;

       3.2.4 Copies of any documents, magnetically or optically encoded media, or other materials created by Navitel under the Original Agreement; and

       3.2.5     The  right  to  sue   for  infringements  of  the   Hermes
            Technology which may occur before the date of this Agreement, and to collect and retain damages from any such infringements.

  3.3 Assignment/Waiver of Moral Rights. Navitel hereby irrevocably transfers and assigns to Microsoft any and all "moral rights" that Navitel may have in the Hermes Technology and Derivative Technology thereof. Navitel also hereby forever waives and agrees never to assert any and all "moral rights" it may have in the Hermes Technology and Derivative Technology thereof, even after termination of this Agreement and any related Work.

  3.4 Assistance. Navitel shall execute and deliver such instruments and take such other action as may be requested by Microsoft to perfect or protect Microsoft's rights in the Hermes Technology and to carry out the assignments effected by this Section 3, and assist Microsoft and its nominees in every proper way to secure, maintain, protect and defend for Microsoft's own benefit all such rights in the Hermes Technology in any and all countries. Navitel shall cooperate with Microsoft in the filing and prosecution of any copyright or patent applications that Microsoft may elect to file on the Hermes Technology or inventions and designs relating to the Hermes Technology.

  3.5 License to Hermes Telephony Card Design. Microsoft grants Navitel a worldwide, nonexclusive, perpetual, *** right to (1) make, use, copy, modify, and create Derivative Technology of the Hermes Telephony Card Design; (2) publically perform or display, import, broadcast, transmit, distribute, license, offer to sell, and sell, rent, lease or lend copies of the Hermes Telephony Card Design (and Derivative Technology thereof); and (3) sublicense to third parties the foregoing rights, including the right to sublicense to further third parties.

  4.   PRE-EXISTING TECHNOLOGY

       Navitel hereby grants to Microsoft a perpetual, nonexclusive, worldwide, ***, license under any patents covering its Pre-Existing Technology to the extent necessary to combine any of the Hermes Technology and the Work with any hardware or software.

  5.   WORK

  5.1 Services. Navitel shall perform the Services in accordance with the applicable Work Plan and pursuant to the Specifications. The parties agree to discuss in good faith issues that may arise in performance of the work tasks associated with each Work tasks associated with each Work Plan, including any issues regarding compliance with the timing of Deliverables set forth in the Work Plan.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

  5.2 Status Reports. Navitel shall provide to Microsoft a current and accurate monthly status report, in a form reasonably acceptable to Microsoft, detailing the status of each project covered in the Work Plan, including current budget tracking and assessment of ability to meet project milestones. Navitel shall also provide such additional status reports regarding work in progress as the Microsoft project manager may reasonably request from time to time.

  5.3 Personnel Rate Schedule. Navitel shall have on its staff, at the levels and at the rates specified in Exhibit D, trained and experienced personnel that primarily are dedicated to and available for the Microsoft projects set forth in the Work Plans.

  5.4 Personnel Adjustments. Navitel shall use its best efforts to ensure that personnel providing Services under this Agreement (i) are available to work on additional Work Plans which are similar to those for which they have provided Services previously and (ii) are not unnecessarily and inefficiently moved between Work Plans in progress. Navitel shall consult with Microsoft when establishing and changing the project teams assigned to each Work Plan. Navitel will ensure that its engineering team working on Windows CE related projects shall be working exclusively on Windows CE. Unless otherwise specified in a Work Plan, Navitel shall not ***.

  5.5 Personnel on Microsoft Campus. The Navitel personnel may be located at the Microsoft premises to further the objectives of the development and testing activities described in this Agreement. Navitel acknowledges that its personnel will be required to execute Microsoft's standard agreements for email and security card access. Navitel is not authorized to use, and agrees that it shall not use its location on the Microsoft campus, or its access to Microsoft employees or facilities, to obtain information or materials from sources at Microsoft, other than as expressly authorized by Microsoft. For example, although Navitel employees will be given security card access to select facilities at Microsoft, it is Microsoft's intent to grant access to only the office space allocated to Navitel and such other spaces as may, from time to time, be designated by Microsoft. It is not Microsoft's intent to grant Navitel employees full access to all areas of the Microsoft premises accessible by security card or to other floors of such premises. Navitel agrees to direct its employees not to access areas of the Microsoft premises other than those specifically designated by Microsoft. Navitel employees shall abide by all Microsoft rules, regulations, and security measures while present at Microsoft site.

  5.6 Microsoft Materials License Grant. Microsoft hereby grants Navitel a non-exclusive, limited license in the Microsoft Materials for internal use only as necessary to create the Deliverables. Nothing herein shall be deemed to be an assignment to Navitel of any right, title and interest in the Microsoft Materials. All rights not expressly granted herein are expressly reserved by Microsoft.

  5.7  Contractors.

       Navitel may disclose the Microsoft Materials to a third party contractor and employ such contractor as a third party contractor of Navitel to use such Microsoft Materials in accordance with this Agreement, provided that Navitel complies with all of the following:

       5.7.1 Navitel and its contractor enter into a written agreement (hereinafter "Contractor Agreement") that expressly provides that Microsoft is a third party intended beneficiary of the Contractor Agreement with rights to enforce such agreement, and that requires contractor:

             5.7.1.1  to  comply  with   obligations  identical  to   those
                      imposed on Navitel by this Agreement;

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

             5.7.1.2 to cease all reference to, and to return all full or partial copies of, the Microsoft Materials upon notice from Navitel or Microsoft of the termination or expiration of this Agreement; and

             5.7.1.3 to pay Microsoft's or Navitel's attorneys' fees if Navitel or Microsoft employs attorneys to enforce any rights arising out of the Contractor Agreement;

       5.7.2 Navitel guarantees its contractors' fulfillment of the applicable obligations imposed on Navitel by this Agreement;

       5.7.3 Navitel hereby indemnifies Microsoft with respect to any and all damages of any kind, without limitation, caused by unauthorized reproduction and/or distribution of any portion of the Microsoft Materials by any such contractor or by any other breach of the Contractor Agreement by any such contractor; and

       5.7.4 Navitel notifies Microsoft of the name and address of any contractor with which Navitel intends to enter into a Contractor Agreement before execution of such agreement, and Microsoft approves in writing such contractor. Navitel's notice to Microsoft shall also include a written summary of the terms of any such Contractor Agreement(s), including: the specific activity to be performed by the contractor; the quantities involved; the term of the agreement with the contractor; and such samples as Microsoft may reasonably request of the work product of the contractor. Navitel shall promptly notify Microsoft of the termination, expiration or significant modification of the terms of such Contractor Agreement(s).

  5.8  Acceptance.

       5.8.1 Microsoft shall evaluate each Deliverable and *** business days after Microsoft's receipt of any preliminary version and *** after receipt of the final version of the Deliverable. Acceptance shall be in writing, and Microsoft shall not unreasonably withhold its acceptance. If Microsoft identifies Errors in a Deliverable *** days following receipt of notice thereof ***.

       5.8.2 For documentation or report Deliverables, Microsoft shall evaluate each version of such Deliverable. In the event that it requires corrections, Microsoft shall specify the corrections needed and Navitel shall deliver an amended version of such documentation within *** working days.

       5.8.3 Navitel shall use all reasonable commercial efforts to complete and deliver the Deliverables set forth in a Work Plan to Microsoft, according to the applicable Schedule provided in such Work Plan. Additional information, reports, documentation and the like regarding the Services shall be provided by Navitel to Microsoft upon the reasonable request of Microsoft. Navitel shall promptly raise with Microsoft any issues that arise (or which Navitel reasonably foresees arising) regarding the quality or performance of the Deliverables set forth in the Work Plan, as well as any deviation from the applicable Work Plan for such Deliverables. The parties shall use all reasonable efforts to promptly address any such issues that may arise, including the establishment of an appropriate recovery plan to the extent required.

         5.8.4 If Navitel fails to deliver any Deliverable within the dates specified in the Work Plan, and if any Errors discovered before acceptance cannot be eliminated in the correction period specified in the Work Plan or in Exhibit B if no correction period is specified in the Work Plan, then Microsoft may, at its option: (i) retain the Deliverable (including any applicable documentation) with rights as set forth in Section 3, and pay Navitel for all outstanding payment milestones for which Microsoft has accepted corresponding Deliverables, with no further development fee to be paid to Navitel thereafter;
            (ii) extend the correction

            Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

       period; or (iii) suspend its performance and/or terminate this Agreement for cause pursuant to Section 12.2.2.

  5.9 Design Review & Specifications Changes. Navitel understands that there may be additions, deletions or other changes which may affect the Specifications at any time during the term of any Work Plan and this Agreement. Upon notice of any such changes by Microsoft, Navitel and Microsoft shall work together to make any necessary changes to the Specifications, and Navitel shall alter the Services and the applicable Work Plan (if necessary) in order to accommodate any such changes to the Specifications.

  5.10 ***. Except for Work Plan A-1, Microsoft shall have the right to ***. In the event that Microsoft ***prior to completion of Services under that Work Plan, Microsoft shall retain any and all Work existing in whatever form at the *** of the applicable Work Plan (including any applicable documentation) with rights as set forth in
       Section 3, and pay Navitel for all outstanding payment milestones applicable to the retained Work, ***. Upon the *** completion of any Work Plan, Navitel shall return all Microsoft Materials applicable to such Work Plan within *** days of receipt of ***.

  6.   PAYMENT.

  6.1 Hermes Technology; Derivative Technology of Pre-Existing Technology. The parties agree that Navitel has received complete and final payment in consideration for the assignments and licenses provided in this Agreement. No further payment shall be due Navitel under this Agreement unless specifically provided for in Work Plans to this Agreement executed by the parties.

  6.2 Services. Microsoft agrees to pay Navitel for work performed in accordance with the Work Plans based upon the Personnel Rate Schedule and for any Approved Expenses identified in the Work Plan, provided that (i) Navitel has completed and delivered all corresponding Deliverables; (ii) Microsoft has accepted such Deliverables; and (iii) Navitel shall not exceed the maximum payable amount specified in any Work Plan without obtaining Microsoft's prior written approval.

  6.3 Invoices. Unless otherwise specified in a Work Plan, Navitel shall invoice Microsoft by the fifth business day of each month for the amounts due for work performed under any Work Plan in the prior month. Billing will be recorded in hourly increments by project, and any assigned Microsoft Internal Reference Number, sufficient for Microsoft to determine the number of hours each engineer worked on any given Microsoft project on each day. In the event that Microsoft provides a form to detail Navitel billings, Navitel agrees to utilize such forms as Microsoft may supply. Microsoft shall pay each invoice within thirty (30) days of receiving each invoice, provided that Microsoft has accepted the Deliverable described in the invoice. Microsoft shall be entitled to conditionally accept Services billed each month, subject to final approval of the Work associated with such Services upon completion of the project set forth in the applicable Work Plan. If Microsoft rejects any Work pursuant to Section 5.8 above, then Microsoft shall be entitled, in addition to any other remedies available, to deduct an amount from any subsequent invoice equal to the amount Microsoft previously paid for the rejected Work or portion thereof. Invoices shall include reasonable supporting materials (not including any source code-type information, which is to be delivered as part of the Deliverables set forth in the Work Plan) documenting the Services performed by Navitel.

  7.   RIGHTS TO DELIVERABLES

  7.1 Work Made For Hire. The Work has been specially ordered and commissioned by Microsoft. Navitel agrees that the Work is a "work made for hire" for copyright purposes, with all copyrights in the Work owned by Microsoft.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

  7.2 Assignment. To the extent that the Work does not qualify as a work made for hire under applicable law, and to the extent that the Work includes material subject to copyright, patent, trade secret, or other proprietary right protection, Navitel ***, including, but not limited to:

       7.2.1 *** that Navitel may possess or acquire in the Work ***, including all renewals and extensions of such rights that may be secured under the laws now or hereafter in force and effect in the United States of America or in any other country or countries;

       7.2.2 *** rights in and to ***, including but not limited to *** regardless of whether or not legal protection for the Work is sought;

       7.2.3 The right to prepare Derivative Technology with exclusive rights to authorize others to do the same;

       7.2.4 Copies of any documents, magnetically or optically encoded media, or other materials created by Navitel under this Agreement; and

       7.2.5 The right to sue for infringements of the Work which may occur before the date of this Agreement, and to collect and retain damages from any such infringements.

  7.3 Assistance. At Microsoft's expense, Navitel shall execute and deliver such instruments and take such other action as may be requested by Microsoft to perfect or protect Microsoft's rights in the Work and to carry out the assignments set forth in this Section 7.

  7.4 Assignment/Waiver of Moral Rights. Navitel hereby irrevocably transfers and assigns to Microsoft any and all "moral rights" that Navitel may have in the Work and Derivative Technology thereof. Navitel also hereby forever waives and agrees never to assert any and all "moral rights" it may have in the Work and Derivative Technology, even after termination of the Services.

  8. NO OBLIGATION/INDEPENDENT DEVELOPMENT

       Notwithstanding any other provision of this Agreement, Microsoft shall have no obligation to market, sell or otherwise distribute Hermes, the Hermes Applications or any Work, either alone or in any Microsoft product. Except as provided in Section 9, nothing in this Agreement will be construed as restricting Microsoft's ability to acquire, license, develop, manufacture or distribute for itself, or have others acquire, license, develop, manufacture or distribute for such party, similar technology performing the same or similar functions as the technology contemplated by this Agreement, or to market and distribute such similar technology in addition to, or in lieu of, the technology contemplated by this Agreement.

  9. CONFIDENTIALITY

  9.1 Each party shall protect the other's Confidential Information from unauthorized dissemination and use with the same degree of care that such party uses to protect its own like information. Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Neither party will disclose to third parties the other's Confidential Information without the prior written consent of the other party. Except as expressly provided in this Agreement, no ownership or license rights are granted in any Confidential Information.

  9.2 Each party acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information and that, in the event of such unauthorized disclosure, the non-breaching party shall be entitled, without waiving any other rights or remedies, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.

  9.3 The parties' obligations of confidentiality under this Agreement shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's Confidential Information.

  10.WARRANTIES

  10.1 Navitel.  Navitel warrants and represents that:

       10.1.1 It has the full power to enter into this Agreement and make the assignments and license rights set forth herein;

       10.1.2 It has not previously and will not grant any rights to any third party that are inconsistent with the rights granted to Microsoft herein;

       10.1.3 All Navitel Hermes Technology shall not infringe any copyright or misappropriate any trade secret held by any third party;

       10.1.4    All Navitel Hermes  Technology, as of  the Effective  Date
            shall  not,  to  Navitel's   knowledge  without  any  duty   to
            investigate, infringe any patent held by any third party;

       10.1.5 All Work (including without limitation all Deliverables) is original to Navitel and does not infringe any copyright, patent, trade secret, or other proprietary right held by any third party;

       10.1.6 All Navitel Hermes Technology and all Work (including without limitation all Deliverables), has been or will be created by employees of Navitel within the scope of their employment and under obligation to assign inventions to Navitel, or by independent contractors under written obligations to assign all rights in such Hermes Technology or Work to Navitel;

       10.1.7    Neither  Navitel's  execution  nor  performance  of   this
            Agreement will result in a breach of any other agreement or obligation by which Navitel is bound; and

       10.1.8 The Services shall be performed in a professional manner and shall be of a high grade, nature, and quality.

  10.2 Microsoft.  Microsoft warrants and represents that:

       10.2.1 It has the full power to enter into this Agreement and make the assignments and license rights set forth herein; and

       10.2.2 It has not previously and will not grant any rights to any third party that are inconsistent with the rights granted to Navitel herein.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

  11.  INDEMNITY

  11.1 Indemnity.

       11.1.1 Navitel shall, at its expense, defend, indemnify and hold harmless Microsoft and Microsoft's subsidiaries, affiliates, directors, officers, employees, agents and independent contractors from any and all costs, damages, liabilities and fees reasonably incurred by Microsoft, including but not limited to fees of attorneys and other professionals, with respect to any claim or action arising out of or in any way related to a breach by Navitel of this Agreement, including without limitation of the warranties and representations set forth in Section 10 above; provided that: (i) Microsoft provides Navitel reasonably prompt notice in writing of any such claim or action and permits Navitel, through counsel mutually acceptable to Microsoft and Navitel, to answer and defend such claim or action; (ii) Microsoft provides Navitel information, assistance and authority, at Navitel's expense and reasonable request, to help Navitel defend such claim or action; and (iii) Navitel will not be responsible for any settlement made by Microsoft without Navitel's written permission, which permission will not be unreasonably withheld.

       11.1.2 Microsoft shall have the right to employ separate counsel and participate in the defense of any claim or action. Navitel shall reimburse Microsoft upon demand for any payments made or losses suffered by it at any time after the date hereof, based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands, or actions, in respect to any damages related to any claim or action under this Section 11.

       11.1.3    Navitel may  not settle  any claim  or action  under  this
            Section 11 on Microsoft's behalf without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld. In the event Microsoft and Navitel agree to settle a claim or action, Navitel agrees not to publicize the settlement without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld.

  11.2 Duty to Correct. Notwithstanding Section 11.1, should the Navitel Hermes Technology, the Work or any portion thereof be held to constitute an infringement and use of the Navitel Hermes Technology, the Work or any portion thereof as contemplated by this Agreement be enjoined or be threatened to be enjoined, Navitel shall notify Microsoft and immediately, at Navitel's expense: (i) procure for Microsoft the right to continue use, sale, and marketing of the Navitel Hermes Technology, the Work, or portion thereof, as applicable; or (ii) replace or modify the Navitel Hermes Technology, the Work, or portion thereof, with a version that is non-infringing, provided that the replacement or modified version meets the specifications in the applicable Work Plan to Microsoft's satisfaction. If (i) or (ii) are not available to Navitel, in addition to any damages or expenses reimbursed under Section 11.1,
       ***.

  12.TERM AND TERMINATION

  12.1 Term. The term of this Agreement shall commence as of the Effective Date and shall continue until terminated as provided in this
       Section 12.

  12.2 Termination by Microsoft.

       12.2.1 After June of 1999 Microsoft may terminate this Agreement for any reason by providing Navitel thirty (30) days prior written notice.

       12.2.2 Microsoft shall have the right to cancel any Work Plan, other than Work Plan A-1, with or without cause by providing Navitel with written notice of such cancellation. Upon receipt of such notice, Navitel will discontinue all work thereunder. Except in cases of termination for cause, Microsoft will pay for all work performed by Navitel up until the date of receipt of the cancellation notice. In the event of cancellation upon request by Microsoft, Navitel agrees to turn over to Microsoft all work in progress within ten (10) days.

  12.3 Termination By Either Party For Cause. Either party may suspend performance and/or terminate this Agreement and/or any Work Plan, including Work Plan A-1, immediately upon written notice at any time if:

       12.3.1 The other party is in material breach of any material warranty, term, condition or covenant of this Agreement and/or applicable Work Plan, other than those contained in Section 9, and fails to cure that breach within thirty (30) days after written notice thereof; or

       12.3.2    The other party is in material breach of Section 9.

  12.4 Effect of Termination.

       12.14.1 In the event of termination or expiration of this Agreement or any Work Plan for any reason, Sections 1,2, 3, 4, 7, 8, 9, 10, 11, 12, 13 and 14 shall survive termination. Neither party shall be liable to the other for damages of any sort resulting solely from terminating this Agreement in accordance with its terms. Any assignments, licenses or sublicenses already granted by Navitel or Microsoft under this Agreement shall not be affected by any termination of this Agreement and shall remain in full force and effect.

       12.14.2 Return of Materials. Upon termination of this Agreement, Navitel shall return all Microsoft Materials and or Microsoft Confidential Information in Navitel's possession or under its control within ten (10) days following the termination date. Navitel shall take all necessary steps to ensure that electronic copies of such Microsoft Materials and other Microsoft Confidential Information are not retained by Navitel or its employees. Navitel shall provide a declaration signed by an officer of Navitel attesting that all copies of Microsoft
            Materials and Microsoft Confidential Information and related materials have been returned to Microsoft and/or destroyed.

  13.  LIMITATION OF LIABILITIES

  13.1 NEITHER  PARTY  SHALL  BE  LIABLE  FOR  ANY  INDIRECT,   INCIDENTAL,
       CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

  13.2 THIS PROVISION HAS NO APPLICATION TO SECTIONS 5.6, 9 AND 11.


  14.  GENERAL

  14.1 Notices. All notices and requests in connection with this Agreement shall be deemed given as of the day they are received either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows:


  To Navitel:                        To Microsoft:

  Navitel Communications, Inc.       Microsoft Corporation
  545 Middlefield Road, Suite 210    One Microsoft Way
                                     Redmond, WA  98052-6399
  Menlo Park, CA 94025               Attention:  Vice President,
  Attention:     Jeff Spirer         Consumer Appliance Group
  Phone: 415-462-9171                Phone:  425-936-5213
  Fax:   415-462-9174                Fax:    425-936-7329

  Copy to:                           Copy to:
  James M. Burger                    Law & Corporate Affairs
  Dow, Lohnes & Albertson, PLLC      Fax: (425) 936-7409
  1200 New Hampshire Avenue, N.W.
  Suite 800
  Washington, D.C. 20036-6802
  Fax:   202-776-2222

     or to such other address as a party may designate pursuant to this notice provision.

  14.2 Independent Contractors. Navitel is an independent contractor for Microsoft, and nothing in this Agreement shall be construed as creating an employer-employee relationship, a partnership, or a joint venture between the parties.

  14.3 Taxes. In the event taxes are required to be withheld on payments made under this Agreement by any U.S. (state or federal) or foreign government, the paying party may deduct such taxes from the amount owed the receiving party and pay them to the appropriate taxing authority. The paying party shall in turn promptly secure and deliver to the receiving party an official receipt for any taxes withheld. The paying party will use reasonable efforts to minimize such taxes to the extent permissible under applicable law.

  14.4 Governing Law. This Agreement shall be governed by the laws of the State of Washington as though entered into between Washington residents and to be performed entirely within the State of Washington, and Navitel consents to jurisdiction and venue in the state and federal courts sitting in the State of Washington. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees.

  14.5 Assignment. This Agreement shall be binding upon and inure to the benefit of each party's respective successors and lawful assigns. Neither party may assign this Agreement, without the prior written approval of the other party,

  14.6 Construction. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

  14.7 Entire Agreement. This Agreement does not constitute an offer by Microsoft and it shall not be effective until signed by both parties. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous communications (including without limitation the OEM Development and Testing Agreement between the parties dated as of August 20, 1996 and the Original Agreement). It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Navitel and Microsoft by their respective duly authorized representatives. This Agreement may be executed by the parties in counterparts.

  IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date written above.


  MICROSOFT CORPORATION           NAVITEL COMMUNICATIONS, INC.


  /s/ Craig Mundie                /s/ Jeff Spirer
  By (Sign)                       By (Sign)

  Craig Mundie                    Jeff Spirer
  Name (Print)                    Name (Print)

  SVP                             COO
  Title                           Title

  11/23/98                        11/16/98
  Date                            Date


                                 /s/ DMB Legal

             Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                WORK PLAN A-1
                HERMES MILESTONES 4 AND 5 & RELEASE CANDIDATE


                             Project Description

  The overall  scope  of the  project  is  the development  of  the  Hermes
  Technology  and  related  Deliverables   for  the  purpose  of   enabling
  Microsoft's OEMs to create devices running Hermes.

  Microsoft will provide overall project direction, feature direction and on-going input. Microsoft will create functional and behavior specifications for the features to be developed by providing the feature list, and providing feedback and direction to Navitel on preliminary specifications prepared by Navitel.

                             Work Specifications

  The Hermes project follows the milestone development process - the project schedule is divided into development milestones with associated testing activity. For each milestone the key features are identified, specified, implemented, tested and delivered to customers. Each milestone has an associated set of Deliverables and Services.

  Milestone 4 ("M4") - The work  currently being completed in Milestone  4,
  also known as  ***of the  Hermes Development  Schedule ("***").   The  M4
  features include the following: ***.

  Milestone 5 ("M5") The work currently scheduled to be completed and delivered in M5 is described in the Hermes Project Development Schedule, as modified from time to time by Microsoft. The currently scheduled features for M5 Hermes *** include: *** and Hermes ***.

  Milestone 6 ("M6") - Milestone 6 is the work to be scheduled following the completion of M5 and initial product RTM. The anticipated high priority features for M6 include ***. Part of the M6 milestone ***.

                          Services and Deliverables

  Planning Deliverables
  Project Schedule - Overall project schedule for designing, implementing, testing, supporting and documenting the Hermes technology and related deliverables.

  Hermes Feature List - The detailed list of software features and functionality to be implemented in the Hermes software release.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

  Hermes Deliverables List - The complete list of all deliverables related to a specific Hermes release, including specifications, plans, software, documentation, tests, and other such deliverables as may be agreed upon by Microsoft and Navitel.

  Work Items - The list of work items and tasks for each of the functional areas required to perform the Services specified by the detailed Specification, Feature list and Deliverables List. Work items should be identified such that the granularity is on the order of a person/week, so that the development schedule can be managed and tracked on a weekly basis.

  Development Schedule - The development schedule for a specific Hermes release, identifying all the development work items associated required to implement functionality in the Hermes Feature List. Organized in PERT form by developer, indicating dependencies, key deliverables and milestones, updated on a bi-weekly basis. Microsoft shall determine the major milestones and implementation priority with input from Navitel.

  Milestone Post-mortem Report - A roll-up summary of the postmortem reports from each functional area and summary of postmortem meeting which shall identify the top 10 process improvements to be implemented in the subsequent milestones, the top 10 critical issues in each functional area, the top 10 things that worked well, and any other topics that may arise during the generation of the Milestone Post-mortem Report or as may be requested by Microsoft.

  Development Deliverables
  Project Source Code - For each milestone, the development Deliverables include the entire source tree necessary to build the project, including binaries and other components delivered to third parties.

  Hermes Adaptation Kit
  Hermes Adaptation Kit ("HAK") _The collection of software and documents delivered to OEMs and other third parties to enable the design, development and testing of Hermes-compatible hardware designs, software drivers, applications, hardware peripherals and other related products.

  HAK Support Services
  Ongoing technical support to third parties developing products with the HAK.

  Test Deliverables
  Hermes Test Kit - The *** other test deliverables required to test and certify the Hermes deliverables.

  Test Status Report - Weekly summary of testing status - ***, and other such information appropriate and as may be requested by Microsoft.

  Milestone Test Summary Report - Summary report for each development milestone indicating ***, and other such information as Microsoft may request.

  Hermes Documentation Deliverables
  Hermes Documentation Plan - Overall plan and approach for creating the Hermes documentation, including user manual, help, error messages and other user education elements.
  Hermes User Manual - The user manual shall be created in accordance with Microsoft design guidelines and supplied to OEMs for incorporation in to their user manuals.

  Final Specifications and Design Documentation


  Hermes Specification - the collection of documents that describe the requirements, design, specifications, behavior, functionality, architecture, implementation, schedule, testing and support of the Hermes release, including software applications, OS and OS extensions and hardware.

                             Microsoft Materials


  For purposes of this Work Plan, Microsoft Materials shall mean materials delivered by Microsoft to Navitel, in its discretion, which may include any or all the following: (i) Windows CE source code, (ii) Windows CE application source code, (iii) source code for other products within the Windows family as determined by Microsoft to be necessary or desirable;
  (iv) documentation, and (v) other Technology.

                                  Schedule


          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

  Navitel will commence the Services as of the Effective Date and complete all Services and deliver all Deliverables no later ***. Navitel will provide Microsoft with the Deliverables according to the following delivery schedule:

  Date Due                 Deliverable
  ***                      ***
  ***                      ***
  ***                      ***
  ***                      ***
  ***                      ***
  ***                      ***
  ***                      ***
  ***                      ***

  The Delivery Schedule is subject to change by agreement by both parties.


                    Expected Staffing Level Requirements

  During the course of this Work Plan, the Navitel team focused on Hermes is anticipated to include the following:
       *** Project Manager / Development Manager
       *** OEM Program Managers
       ***Engineers split between Applications, OS and Hardware
       ***Test/QA Manager
       ***Testers/Test Engineers
       *** Designer
       *** Network Administrator / Build Engineer
  The composition of the Navitel development team may change over time assuming that such change is driven by Microsoft requirements or request in response to customers. The exact functional division and individual membership is less important than that the collective team meets the projected needs of the agreed upon feature list and schedule.

                                   Payment

  For the Work completed by Navitel pursuant to this Work Plan A-1, Microsoft shall pay to Navitel an advance of *** to be applied against and recouped from future payments due by Microsoft to Navitel (the "Advance"). The Advance shall be paid
  Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

  by wire transfer within *** days of the Effective Date of this Work Plan. The Advance shall be offset against payments otherwise due Navitel by Microsoft under this Work Plan by *** each month for each of April, May and June of 1999 ("Repayment Months"). In the event Microsoft owes Navitel less than *** in any Repayment Month, any remainder shall be carried forward and applied against and recouped from the following month. In the event Navitel is in receipt of any unearned portion of the Advance upon termination or expiration of this Work Plan or of the Agreement, Navitel shall immediately return such unearned portion of the Advance to Microsoft within *** days of such termination or expiration.

   Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

  Notwithstanding Section 6.3 of the Agreement, Navitel shall submit an invoice within *** days following the last day of each calendar month for Work completed under this Work Plan. Each invoice shall be sufficiently detailed to indicate the number of hours worked by each employee on each Deliverable, tasks completed or in process, and such other detail as Microsoft may request.

  Payment for the Services shall not *** in total, and *** per calendar month.

  Navitel shall be solely responsible for any expenses incurred in the performance of the Services under this Work Plan, however the following may be Approved Expenses, subject to Microsoft prior written approval.

       MS Requested Travel / Entertainment
       Should Microsoft request that Navitel travel for the purposes of supporting Hermes, including but not limited to OEM site visits, trade-shows, conferences and sales or marketing meetings. This should not apply to Navitel executive travel, nor travel related to maintaining the business relationship.

       MS Requested Equipment
       Equipment expenditures solely related to Hermes development, such as D-9000 development boards, Hermes Telephony Cards, servers, D-9000 upgrades, Flash/memory chips, HODO components, etc. Microsoft should approve such expenditures in writing or e-mail prior to Navitel purchase..

  THE FOREGOING WORK PLAN A-1 IS AGREED TO AND ACCEPTED BY THE PARTIES:

  MICROSOFT CORPORATION           NAVITEL COMMUNICATIONS, INC.


  /s/Craig Mundie                 /s/ Jeff Spirer
  By (Sign)                       By (Sign)

  Craig Mundie                    Jeff Spirer
  Name (Print)                    Name (Print)

  SVP                             COO
  Title                           Title

  11/23/98                        Nov 16 1998
  Date                            Date

   Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  EXHIBIT B

                MAINTENANCE PROBLEM SEVERITY AND RESOLUTIONS

       Severity                 Criteria                           Time Limit

         1       Critical: Problem which prevents or seriously          ***
                 impairs the performance of substantially all major functions.

         2       Severe Impact: Problem which prevents or               ***
                 seriously impairs the performance of a major function.

         3       Degraded Operation: Problem which disables or          ***
                 seriously impairs the performance of a minor function.


         4       Trivial: Problem which disables or impairs the         ***
                 performance of a minor function.

   Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  EXHIBIT C

                           PRE-EXISTING TECHNOLOGY

       Navitel ***
       Navitel ***
       Navitel ***:
               ***
               ***
               ***
               ***
               ***
               ***
       Navitel ***.

   Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  EXHIBIT D

                           PERSONNEL RATE SCHEDULE

  Navitel will charge Microsoft at the applicable rate specified below for each hour of services rendered under a Work Plan by the associated Job Title using assigned Microsoft Internal Reference Numbers, if any.

  Total Staffing Levels

  Job Title                Hourly Rate
  Engineering Director          ***
  Development Lead              ***
  Apps Engineer                 ***
  Apps Engineer                 ***
  Systems Engineer              ***
  Project Manager               ***
  Program Manager               ***
  QA Manager                    ***
  QA Lead                       ***
  QA Engineer                   ***
  QA Tester                     ***
  Project Support               ***